Exhibit 99.1
Investor Presentation Second Quarter 2008

Cautionary Note Regarding Forward-Looking Statements All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, additionally, you should not place undue reliance on any such statements. This presentation may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words "expect," "intend," "plan," "believe," "project," "anticipate," "will," "may" and similar statements of a future or forward-looking nature identify forward-looking statements. We believe that these factors include, but are not limited to, the following: 1) unpredictability and severity of catastrophic events; 2) rating agency actions; 3) adequacy of our risk management and loss limitation methods; 4) cyclicality of demand and pricing in the insurance and reinsurance markets; 5) our limited operating history; 6) our ability to successfully implement our business strategy during "soft" as well as "hard" markets; 7) adequacy of our loss reserves; 8) continued availability of capital and financing; 9) retention of key personnel; 10) competition; 11) potential loss of business from one or more major insurance or reinsurance brokers; 12) our ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 13) general economic and market conditions (including inflation, interest rates and foreign currency exchange rates); 14) the integration of Talbot or other businesses we may acquire or new business ventures we may start; 15) the effect on our investment portfolio of changing financial market conditions including inflation, interest rates, liquidity and other factors; 16) acts of terrorism or outbreak of war; and 17) availability of reinsurance and retrocessional coverage. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein or elsewhere, including the Risk Factors included in our most recent reports on Form 10-K and Form 10-Q and other documents on file with the Securities and Exchange Commission, as well as management's response to any of the aforementioned factors. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. We undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. This presentation also contains unaudited proforma consolidated financial data intended to provide information about how the acquisition of Talbot might have impacted the financial statements of the Company if it had been consummated at an earlier time. The unaudited proforma consolidated financial data does not necessarily reflect the financial position or results of operations that would have actually resulted had the acquisition occurred as of the dates indicated, nor should they be taken as necessarily indicative of the future financial position or results of operations of the Company.

Note on Non-GAAP Financial Measures In presenting the Company's results, management has included and discussed certain exhibits containing underwriting income (loss), net operating income, diluted book value per share and operating return on average equity that are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP. Non-GAAP measures may be defined or calculated differently by other companies. We believe that theses measures are important to investors and other interested parties. These measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The underwriting results of an insurance or reinsurance company are often measured by reference to its underwriting income because underwriting income indicates the performance of the company's core underwriting function. Underwriting income is reconciled to net income by the addition or subtraction of net investment income (loss), financing expenses, fair value of warrants issued, net realized gains (losses) on investments and foreign exchange gains (losses). Diluted book value per share is calculated based on total shareholders' equity plus the assumed proceeds from the exercise of outstanding options and warrants, divided by the sum of shares, options, warrants and share equivalents outstanding (assuming their exercise). Net operating income is calculated based on net income (loss) excluding net realized gains (losses), net unrealized gains (losses) on investments, gains (losses) arising from translation of non-US$ denominated balances and non-recurring items. Net operating income is the most directly comparable GAAP measure as it focuses on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, translation of non-US$ currencies and non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-US$ denominated balances are unrelated to our underlying business. A reconciliation between the non GAAP measures detailed herein and the most comparable GAAP measure can be found in our earnings release dated August 7, 2008.

Primary Shares Outstanding: 74,233,425 Share Price (June 30, 2008): $21.25 Primary Market Capitalization: Annual Dividend/Yield : $0.80 per share (3.7%) Exchange / Ticker: NYSE / "VR" Analyst Coverage: Matt Carletti, Fox-Pitt Kelton Cochran Caronia Waller Jay Cohen, Merrill Lynch Dean Evans, Keefe, Bruyette & Woods Julia Ferguson, Dowling & Partners Chuck Hamilton, FTN Midwest Matt Heimermann, JPMorgan Brian Meredith, UBS Chris Neczypor, Goldman Sachs Susan Spivak Bernstein, Wachovia $1.58bn Selected Market Information

Diversified Global Business Focused on Short-Tail Specialty Validus Re GPW June 30, 2008 LTM GPW Total: $668.6 million $1,337.8 mm LTM GPW Balanced by Class: 46% Property, 25% Specialty, 29% Marine Note: $1,337.8mm reflects $16.4mm intersegment eliminations; $668.6mm and $685.6mm do not. LTM = last twelve months. Talbot GPW June 30, 2008 LTM GPW Total: $685.6 million

Validus - Second Quarter 2008 Financial Highlights Financial Performance: Net income of $75.9mm ($0.98 per diluted share) Net operating income of $111.7mm ($1.45 per diluted share) Balance Sheet: Total investments and cash of $3.23bn Total GAAP capitalization of $2.36bn Total shareholders' equity of $2.06bn Book value per share: Diluted book value per share of $25.12 16.4% growth in diluted book value over prior 12 months 18.2% growth in diluted book value plus dividends over prior 12 months Annualized net operating return on average equity of 22.1%

Second Quarter 2008 Financial Review $26.8 million NPE change driven by Validus Re Attributable to growth in Validus Re NPW in 2007 vs. 2006 Net operating income increase of $18.8 million driven by increased earned premium and investment income and lower finance expenses 71.0% combined ratio in Q1 2008: Compares to 72.5% combined ratio in prior period proforma 3.6 percentage point benefit from prior year development Q2 2008 Actual vs. Q2 2007 Proforma

Validus Re - Second Quarter 2008 Segment Results 1 Identified loss events in Q2 2008 consist of U.S. storm and flood losses and in Q2 2007 consist of UK flood and Australian storm events.

Talbot Benefits to Validus Holdings Focus on short-tail specialty lines where Validus has limited or no presence Expanded global short-tail underwriting abilities Risk Diversification Benefits Talbot exposures focused mostly on non-US risks that do not aggregate with Validus' Focus on specialty insurance vs. specialty reinsurance in case of Validus Profitable operations in every year including 2005 ($49.0mm syndicate profit for 2005 year of account) Clean balance sheet: no legacy liabilities Strong track record Stable management and underwriting teams Good "cultural" fit Lloyd's global distribution and worldwide licenses A+ (Strong) rating from S&P; A (Excellent) from A.M. Best Capital advantage Complimentary Short-tail Businesses Benefits from Lloyd's Membership Strong Financial Performance Proven Management Team Ability to Enhance Earnings Reduction in syndicate reinsurance ($14.0mm in Q1'08) Elimination of third party capital cost ($41.8mm finance expense in 2007)

Talbot - Second Quarter 2008 Segment Results 1 Identified loss events in Q2 2007 consist of the UK flood events.

Investment Philosophy and Portfolio Conservative investment strategy Emphasize the preservation of invested assets Provide sufficient liquidity for the prompt payment of claims Average portfolio rating of AA+ Minimum average credit quality of AA- Short duration (2.3 years as of 06/30/2008) Q2 2008 investment yield: 4.50% (1) No exposure to alternative asset classes Invested Asset Mix as of June 30, 2008 1 Annualized effective investment yield is calculated by dividing net investment income by the average balance of the assets managed by our portfolio managers and our other investments. Total: $3.2bn

Conservative Reserving Philosophy Validus Gross Reserve Mix As of June 30, 2008 Gross reserves for losses and loss expenses of $1.03 billion IBNR represents 47.4% of reserves No exposures pre-dating 2002 Talbot has a history of favorable reserve development: $174.6mm in the 2004 through 2007 period Recognized $11.1mm of favorable reserve development in Q2'08: Talbot reserve release of $10.6mm Validus reserve release of $0.5mm $7.5mm ($0.10 per diluted share) net of associated FAL cost Observations

Growth in Diluted Book Value Per Share 18.2% growth in book value plus accumulated dividends over last 12 months Note: Pro forma for the IPO and Talbot acquisition, June 30, 2007 diluted book value per share was $20.89; growth in book value from this starting point is 22.6% inclusive of accumulated dividends.